UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 29, 2003

Date of Report (date of earliest event reported)

KYPHON INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	000-49804	77-0366069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Bordeaux Drive

Sunnyvale, California, 94089

(Address of principal executive offices)

(408) 548-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of October 29, 2003

Item 12.	Results of Operations and Financial Condition

(a) On October 29, 2003, Kyphon Inc. issued a press release announcing its third quarter 2003 results. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KYPHON INC.

By:	/s/ RICHARD W. MOTT

Richard W. Mott President and Chief Executive Officer

Date: October 29, 2003